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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 21, 1999
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                       INKINE PHARMACEUTICAL COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


New York                                0-24972                   13-3754005
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


1720 Walton Road, Suite 200, Blue Bell, Pennsylvania                 19422
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 260-9350
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ITEM 5.  OTHER EVENTS

         On September 21, 1999 the Company announced the completion of a private placement resulting in $3 million in new funding pursuant to which the Company issued 2,307,691 shares of common stock and warrants to purchase 761,538 shares of common stock to certain institutional investors. The Company is obligated to file a registration statement within 30 days of the closing covering both the underlying common shares and the shares issuable upon the exercise of the warrants.

ITEM 7.  EXHIBITS

         The following exhibits are filed as part of this report on Form 8-K:

         Exhibit No.       Title
         -----------       -----

         99.1              Press Release, dated September 21, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INKINE PHARMACEUTICAL COMPANY, INC.


                           By: /s/ Robert F. Apple
                               -------------------------------------------------
                               Robert F. Apple
                               Senior Vice President and Chief Financial Officer


Dated:  September 30, 1999



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                                  EXHIBIT INDEX


         Exhibit No.       Title
         -----------       -----

         99.1              Press Release, dated September 21, 1999.